Property, Plant And Equipment, Intangible Assets And Goodwill	12 Months Ended
Dec. 31, 2011
Property, Plant And Equipment, Intangible Assets And Goodwill [Abstract]
Property, Plant And Equipment, Intangible Assets And Goodwill

NOTE 2 — property, plant and equipment, INTANGIBLE ASSETS AND GOODWILL

Property, Plant and Equipment

The Company's property, plant and equipment consisted of the following classes of assets at December 31, 2011 and 2010, respectively:

(In thousands)	December 31,	December 31,
	2011	2010
Land, buildings and improvements	$204,543	$206,355
Structures	2,783,434	2,623,561
Furniture and other equipment	111,481	86,417
Construction in progress	57,504	53,550
	3,156,962	2,969,883
Less accumulated depreciation	910,252	672,159
Property, plant and equipment, net	$2,246,710	$2,297,724

Definite-lived Intangible Assets

The following table presents the gross carrying amount and accumulated amortization for each major class of definite-lived intangible assets at December 31, 2011 and 2010, respectively:

(In thousands)	December 31, 2011		December 31, 2010
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Transit, street furniture, and
other contractual rights	$773,238	$329,563	$789,867	$256,685
Other	176,779	1,928	173,549	1,513
Total	$950,017	$331,491	$963,416	$258,198

Total amortization expense related to definite-lived intangible assets was $101.7 million, $104.8 million and $101.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

As acquisitions and dispositions occur in the future, amortization expense may vary. The following table presents the Company's estimate of amortization expense for each of the five succeeding fiscal years for definite-lived intangible assets:

(In thousands)
2012	$79,958
2013	73,413
2014	65,410
2015	46,799
2016	38,916

Indefinite-lived Intangible Assets and Goodwill

The Company's indefinite-lived intangible assets consist primarily of billboard permits in its Americas segment. The Company's billboard permits are granted for the right to operate an advertising structure at the specified location as long as the structure is in compliance with the laws and regulations of each jurisdiction. The Company's permits are located on owned land, leased land or land for which we have acquired permanent easements. In cases where the Company's permits are located on leased land, the leases typically have initial terms of between 10 and 20 years and renew indefinitely, with rental payments generally escalating at an inflation-based index. If the Company loses its lease, the Company will typically obtain permission to relocate the permit or bank it with the municipality for future use. Due to significant differences in both business practices and regulations, billboards in the International segment are subject to long-term, finite contracts unlike the Company's permits in the United States and Canada. Accordingly, there are no indefinite-lived intangible assets in the International segment.

The impairment tests for indefinite-lived intangible assets consist of a comparison between the fair value of the indefinite-lived intangible asset at the market level with its carrying amount. If the carrying amount of the indefinite-lived intangible asset exceeds its fair value, an impairment loss is recognized equal to that excess. After an impairment loss is recognized, the adjusted carrying amount of the indefinite-lived asset is its new accounting basis. The fair value of the indefinite-lived asset is determined using the direct valuation method as prescribed in ASC 805-20-S99. Under the direct valuation method, the fair value of the indefinite-lived assets is calculated at the market level as prescribed by ASC 350-30-35. The Company engaged Mesirow Financial, a third-party valuation firm, to assist it in the development of the assumptions and the Company's determination of the fair value of its indefinite-lived intangible assets.

The application of the direct valuation method attempts to isolate the income that is properly attributable to the indefinite-lived intangible asset alone (that is, apart from tangible and identified intangible assets and goodwill). It is based upon modeling a hypothetical “greenfield” build-up to a “normalized” enterprise that, by design, lacks inherent goodwill and whose only other assets have essentially been paid for (or added) as part of the build-up process. The Company forecasts revenue, expenses, and cash flows over a ten-year period for each of its markets in its application of the direct valuation method. The Company also calculates a “normalized” residual year which represents the perpetual cash flows of each market. The residual year cash flow was capitalized to arrive at the terminal value of the permits in each market.

Under the direct valuation method, it is assumed that rather than acquiring indefinite-lived intangible assets as part of a going concern business, the buyer hypothetically develops indefinite-lived intangible assets and builds a new operation with similar attributes from scratch. Thus, the buyer incurs start-up costs during the build-up phase which are normally associated with going concern value. Initial capital costs are deducted from the discounted cash flow model which results in value that is directly attributable to the indefinite-lived intangible assets.

The key assumptions using the direct valuation method are market revenue growth rates, market share, profit margin, duration and profile of the build-up period, estimated start-up capital costs and losses incurred during the build-up period, the risk-adjusted discount rate and terminal values. This data is populated using industry normalized information representing an average billboard permit within a market.

Annual Impairment Test to Billboard Permits

The Company performs its annual impairment test on October 1 of each year.

The aggregate fair value of the Company's permits on October 1, 2011 and 2010 increased approximately 12% and 58% from the fair value at October 1, 2010 and 2009, respectively. The increase in fair value resulted primarily from improvements to general market conditions leading to increased advertising spending and higher revenues for the industry.

During 2011, the Company recognized a $6.5 million impairment charge related to billboard permits in one market due to significant declines in permit value resulting from flat revenues, a slight decline in margin and increased capital expenditures within the market. During 2010, although the aggregate fair value of billboard permits increased, certain markets experienced continuing declines. As a result, impairment charges were recorded in 2010 for billboard permits of $4.8 million.

Interim Impairments to Billboard Permits

The Company performed an interim impairment tests on its billboard permits as of June 30, 2009 as a result of the poor economic environment during the period. In determining the fair value of the Company's billboard permits, the following key assumptions were used:

  Industry revenue growth of negative 16% during the one year build-up period;
  Cost structure reached a normalized level over a three year period and the operating margins gradually grew over that period to the industry average margins of 45%. The margin in year three was the lower of the industry average margin or the actual margin for the market;
  Industry average revenue growth of 3% beyond the discrete build-up projection; and
  A discount rate of 10%.

The discount rate used in the June 30, 2009 impairment model increased approximately 50 basis points over the discount rate used to value the permits at December 31, 2008. Industry revenue forecasts declined 8% through 2013 compared to the forecasts used in the 2008 impairment test. These market driven changes were primarily responsible for the decline in fair value of the billboard permits below their carrying value. As a result, the Company recognized a non-cash impairment charge at June 30, 2009 in all but five of its markets in the United States and Canada, which totaled $345.4 million.

Annual Impairment Test to Goodwill

The Company performs its annual impairment test on October 1 of each year. Each of the Company's advertising markets are components. The U.S. advertising markets are aggregated into a single reporting unit for purposes of the goodwill impairment test using the guidance in ASC 350-20-55. The Company also determined that within its Americas segment, Canada constitutes a separate reporting unit, and that each country in its International segment constitutes a separate reporting unit.

Beginning with its annual impairment testing in the fourth quarter of 2011, the Company utilized the option to assess qualitative factors under ASC 350-20-35 to determine whether it was more likely than not that the fair value of its reporting units was less than their carrying amounts, including goodwill. Based on a qualitative assessment, the Company concluded that no further testing of goodwill for impairment was required for all of the reporting units within its Americas segment. Further testing was required for four countries within its International segment.

If further testing of goodwill for impairment is required after assessing qualitative factors, the Company follows the two-step impairment testing approach in accordance with ASC 350-20-35. The first step, used to screen for potential impairment, compares the fair value of the reporting unit with its carrying amount, including goodwill. If applicable, the second step, used to measure the amount of the impairment loss, compares the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill.

Each of the Company's reporting units is valued using a discounted cash flow model which requires estimating future cash flows expected to be generated from the reporting unit, discounted to their present value using a risk-adjusted discount rate. Terminal values were also estimated and discounted to their present value. Assessing the recoverability of goodwill requires the Company to make estimates and assumptions about sales, operating margins, growth rates and discount rates based on its budgets, business plans, economic projections, anticipated future cash flows and marketplace data. There are inherent uncertainties related to these factors and management's judgment in applying these factors.

For the year ended December 31, 2011, the Company recognized a non-cash impairment charge to goodwill of $1.1 million due to a decline in the fair value of one country within the Company's International segment.

The fair value of the Company's reporting units on October 1, 2010 increased from the fair value at October 1, 2009. The increase in the fair value of the Company's Americas reporting unit was primarily the result of a $638.6 million increase related to forecast revenues and operating margins. As a result of increase in fair value across the Company's Americas reporting unit, no goodwill impairment was recognized in this segment. Within the Company's International segment, one country experienced a decline in fair value which resulted in a $2.1 million non-cash impairment to goodwill recorded for the year ended December 31, 2010.

The following table presents the changes in the carrying amount of goodwill in each of the Company's reportable segments. The provisions of ASC 350-20-50-1 require the disclosure of cumulative impairment. As a result of the merger, a new basis in goodwill was recorded in accordance with ASC 805-10. All impairments shown in the table below have been recorded subsequent to the merger and, therefore, do not include any pre-merger impairment.

(In thousands)	Americas	International	Total
Balance as of December 31, 2009	$571,932	$289,660	$861,592
Foreign currency translation	-	3,584	3,584
Impairment	-	(2,142)	(2,142)
Adjustments	-	(792)	(792)
Balance as of December 31, 2010	$571,932	$290,310	$862,242
Foreign currency translation	-	(6,898)	(6,898)
Impairment	-	(1,146)	(1,146)
Acquisitions	-	2,995	2,995
Balance as of December 31, 2011	$571,932	$285,261	$857,193

The balance at December 31, 2009 is net of cumulative impairments of $2.6 billion and $312.7 million in the Company's Americas and International segments, respectively.

Interim Impairment Test to Goodwill

The discounted cash flow model indicated that the Company failed the first step of the impairment test for certain of its reporting units as of June 30, 2009, which required it to compare the implied fair value of each reporting unit's goodwill with its carrying value.

As of June 30, 2009, the Company calculated the weighted average cost of capital (“WACC”) of 12.5% and 13.5% for each of the reporting units in the Americas and International segments, respectively. The Company also utilized the market approach to provide a test of reasonableness to the results of the discounted cash flow model. The market approach can be estimated through the quoted market price method, the market comparable method, and the market transaction method. The three variations of the market approach indicated that the fair value determined by the Company's discounted cash flow model was within a reasonable range of outcomes.

The Company forecasted revenue, expenses, and cash flows over a ten-year period for each of its reporting units. The revenue forecasts for 2009 declined 7% and 9% for Americas and International, respectively, compared to the forecasts used in the 2008 impairment test primarily as a result of the revenues realized during the first six months of 2009. These market driven changes were primarily responsible for the decline in fair value of the reporting units below their carrying value. As a result, the Company recognized a non-cash impairment charge to reduce its goodwill of $419.5 million at June 30, 2009.